Exhibit 99.CODEETH

Form N-CSR Item 12(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of International Equity Portfolio (the “Portfolio”) that:

(a)                      the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended April 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio  for such period.

A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

International Equity Portfolio

Date: June 13, 2007

By:	/s/Kristin S. Anagnost
Kristin S. Anagnost
Treasurer

Date: June 13, 2007

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President